SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 3, 2003



                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)


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Item 5.  Other Events and Regulation FD Disclosure.

         On September 3, 2003, United Pan-Europe Communications N.V. (the "Company") issued a press release announcing the successful completion of balance sheet restructuring (the "Press Release"), which is attached hereto as
Exhibit 99.1 and is incorporated in its entirety herein by reference.

         The Company has completed all the required actions and satisfied all the conditions to the effectiveness of the Second Amended Chapter 11 Plan of Reorganization, as modified (the "Plan"), as jointly proposed by the Company and UGC Europe, Inc. (f/k/a New UPC, Inc.) ("UGC Europe").

         UGC Europe is a newly formed U.S. holding company incorporated in Delaware and it will be successor issuer to the Company. The ordinary shares of the Company are currently deemed registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). The shares of common stock of UGC Europe, issued in connection with the consummation of the Plan, will be deemed registered pursuant to Section 12 of the Exchange Act under Rule 12g-3(a).

Cautionary Statement Regarding Forward-Looking Statements

         This Current Report on Form 8-K (this "Report") and the Press Release contain forward-looking statements (any statement other than those made solely with respect to historical fact) based upon management's beliefs, as well as assumptions made by and data currently available to management. This information has been, or in the future may be, included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on a variety of assumptions that may not be realized and are subject to significant business, economic, judicial and competitive risks and uncertainties, many of which are beyond the Company's control. The Company's actual operations, financial condition, cash flows or operating results may differ materially from those expressed or implied by any such forward-looking statements. These forward-looking statements relate to the Company's future plans, objectives, expectations and intentions. These forward-looking statements may be identified by the use of words such as "believes," "expects," "may," "will," "would," "should," "seeks," "pro forma," "anticipates" and similar expressions. The Company undertakes no obligation to update or revise any such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, the following: the ability of the Company to delist as scheduled; actions taken by regulatory organizations; as well as other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report or the Press Release.

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Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            Exhibit No.                       Description

            99.1          Press release of United Pan-Europe Communications N.V.
                          dated September 3, 2003, announcing the successful completion of balance sheet restructuring


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               UNITED PAN-EUROPE COMMUNICATIONS N.V.



                               By:  /s/ Anton M. Tuijten
                                  ------------------------------------------
                                  Name:    Anton M. Tuijten
                                  Title:   Member of the Board of Management
                                           and General Counsel



Dated:  September 3, 2003

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                                  EXHIBIT INDEX

           Exhibit No.                        Description

           99.1 Press release of United Pan-Europe Communications N.V. dated September 3, 2003, announcing the successful completion of balance sheet restructuring

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